SEVENTH AMENDMENT TO LOAN AGREEMENT

               THIS SEVENTH AMENDMENT TO LOAN AGREEMENT dated as of February 3, 1998, by and between:

                    ORANGE-CO, INC., a Florida corporation and ORANGE-CO OF FLORIDA, INC., a Florida corporation, 2020 Highway 17 South, Bartow, Florida 33830 (hereinafter collectively referred to as the "Borrowers");

                                         and

                    SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL
                    ASSOCIATION, a national banking association,
                    200 South Orange Avenue, Post Office Box
                    3833, Orlando, Florida 32897 (hereinafter referred to as the "Bank").

                                W I T N E S S E T H:

               WHEREAS, pursuant to the Loan Agreement, dated June 16, 1993, by and among the Bank and the Borrowers, as amended, the Bank agreed to extend to the Borrowers a working capital line of credit loan in the maximum principal amount of $45,000,000.00 (the "Working Capital Loan") and a revolving line of credit loan in the maximum principal amount of $10,000,000.00 (the "Revolving Loan" ); and

               WHEREAS, the Borrowers have requested the Bank to (a) renew and extend the maturity of the Revolving Loan from April 30, 1998 until April 30, 1999, (b) renew and extend the maturity date of the Working Capital Loan from April 30, 1999 until April 30, 2000, (c) modify the definition of Borrowing Base to provide that it includes the Borrower's margin accounts at brokers who trade frozen concentrate orange juice futures and options on behalf of the Borrowers, and (d) modify the definition of Borrowing Base to provide that the portion of Finished Goods Inventory that has not been sold short in the futures market shall be valued either the average selling price for the most recent month or such other price as determined by the Bank; and

               WHEREAS, the Bank has agreed to the foregoing subject to the terms and conditions hereof and the other Loan Documents.

               NOW, THEREFORE, for and in consideration of the above premises, and the mutual covenants and agreements contained herein, the Borrowers and the Bank do hereby agree as follows:


               1. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

                    (a) The definition of "Borrowing Base" is hereby deleted and, in lieu thereof, there is substituted the following:

                         "'Borrowing Base' shall mean, at any date of determination thereof, an amount equal to the then aggregate of (i) eighty-five percent (85%) of the Qualified Accounts, plus (ii) eighty-five percent (85%) Finished Goods Inventory, plus (iii) eighty five percent (85%) of Specialty Products Inventory and plus (iv) the greater of (A) zero or (B) ninety-five percent (95%) of the sum of (w) the aggregate dollar value, determined at the lower cost or market, of all assets then held in Qualified Margin Accounts on behalf of the Borrowers, plus (x) all amounts which have been demanded in margin calls with respect to Finished Goods Inventory that has been hedged by being sold short on the New York Cotton Exchange, minus (y) any amounts in Qualified Margin Accounts that may be withdrawn by the Borrowers or that are in excess of required levels to be held in Qualified Margin Accounts with regard to the Finished Goods Inventory that has been hedged by being sold short on the New York Cotton Exchange, minus (z) any amounts that may be owed to brokers that are secured by a lien on the Qualified Margin Accounts. The value of Qualified Accounts shall be reasonably determined by the Bank. The Finished Goods Inventory that has been hedged shall be valued at the hedged price. The Finished Goods Inventory that has not been hedged shall be valued at the average selling price for such Finished Goods Inventory for the most recent month or such other price acceptable to the Bank. The Specialty Products Inventory shall be valued at standard cost.

                    (b) The definition of "Margin Account" is hereby inserted into the Section 1.01 of the Loan Agreement to read as follows:

                         "'Margin Account' shall mean an account of the Borrower maintained with a licensed commodity broker for the purpose of meeting reserve requirements of the Citrus Associates of the New York Cotton Exchange. Margin Accounts shall not be classified as "Qualified Accounts" for the purposes of computing the Borrowing Base."

                    (c) The definition of "Qualified Margin Accounts" is hereby inserted into the Section 1.01 of the Loan Agreement to read as follows:

                         "'Qualified Margin Accounts' shall mean Margin Accounts arising that are maintained with commodities brokers identified to the Banks and are otherwise acceptable to the Bank."

                    (d) The definition of "Revolving Period" is hereby deleted and, in lieu thereof, there is substituted the following:

                         "'Revolving Period' shall mean the
                         period during the term of the
                         Loans, which, in the case of the
                         Revolving Loan, shall commence on
                         the date hereof and end on the
                         earlier of the occurrence of (i) an
                         Event of Default or (ii) April 30,
                         1999, or such later date as the
                         Bank may agree to in writing, and
                         in the case of the Working Capital
                         Loan, shall commence on the date
                         hereof and end on the occurrence of
                         (i) an Event of Default or (ii)
                         April 30, 2000, or such later date
                         as the Bank may agree to in
                         writing."

               2. Capitalized Terms. All capitalized terms contained herein shall have the meanings assigned to them in the applicable Loan Documents (as defined in the Loan Agreement) unless the context herein otherwise dictates or unless different meanings are specifically assigned to such terms herein.

               3. Representations and Warranties. Each of the Borrowers represents and warrants as follows:

                    (a) The execution, delivery and performance of this Seventh Amendment to Loan Agreement and the other loan documents provided to the Bank in connection therewith has been duly authorized by all requisite action of the Borrowers; and

                    (b) The Loan Documents are valid, legal binding obligations of the Borrowers enforceable in accordance with their terms. There are no defenses, counterclaims, rights of setoff or recoupment thereunder.

               4. Miscellaneous. The Borrowers hereby confirm the terms conditions, representations and warranties of the Loan Agreement. The Loan Agreement, as amended hereby, shall remain in full force and effect and this Seventh Amendment to Loan Agreement shall not be deemed to be a novation.

               5. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

               IN WITNESS WHEREOF, the parties have executed the Seventh Amendment to Loan Agreement as of the day and year first above written.
                                BORROWERS:
                                ORANGE-CO, INC., a Florida corporation

                                By:/s/Dale A. Bruwelheide
                                   -----------------------------------
                                   Dale A. Bruwelheide, Vice President

               (CORPORATE SEAL)
                                 ORANGE-CO OF FLORIDA, INC., a Florida
                                 corporation

                                 By:/s/Dale A. Bruwelheide
                                    -----------------------------------
                                    Dale A. Bruwelheide, Vice President

               (CORPORATE SEAL)
                                  BANK:
                                  SUNTRUST BANK, CENTRAL FLORIDA,
                                  NATIONAL ASSOCIATION


                                  By:/s/William A. Mang
                                     -------------------------------------
                                     William A. Mang, First Vice President